UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

SIGNATURE OFFICE REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway, Suite 100
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 243-4449

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On November 21, 2014, Signature Office REIT, Inc. (“Signature,” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Griffin Capital Essential Asset REIT, Inc. (“Griffin”) and Griffin SAS, LLC, a wholly owned subsidiary of Griffin (“Merger Sub”). Upon the terms and conditions set forth in the Merger Agreement, Signature will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Griffin (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the date and time the Merger becomes effective (the “Effective Time”) each share of common stock, par value $0.01, of the Company issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 2.04 (the “Exchange Ratio”) shares of common stock, par value $0.001 per share, of Griffin (“Griffin Common Stock”).

The Exchange Ratio was determined as a result of negotiations between the board of directors of Griffin and the board of directors of Signature (which consists solely of independent directors), with the assistance of separate financial advisors. The Merger Agreement and the Merger and the other transactions contemplated in the Merger Agreement have been unanimously approved by the board of directors of Signature and the board of directors of Griffin on November 21, 2014.

The Merger Agreement contains customary representations, warranties and covenants of Griffin and Signature. Subject to certain exceptions, the Company has agreed, among other things, not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request from third parties regarding other proposals to acquire the Company, and not to engage in any discussions or negotiations regarding any such proposal, or furnish to any third party non-public information regarding the Company. The Company has also agreed to certain other restrictions on its ability to respond to any such proposals.

The consummation of the Merger is subject to certain customary closing conditions, including, among others, approval of the Merger by the stockholders of Signature, the absence of certain legal impediments to the consummation of the Merger, the effectiveness of a registration statement on Form S-4 to be filed by Griffin in connection with the Merger, the absence of a material adverse effect on either Griffin or Signature, and compliance by Griffin, Merger Sub, and Signature with their respective obligations under the Merger Agreement, including the receipt of tax opinions relating to REIT status and the tax-free nature of the transaction.

The Merger Agreement may be terminated under certain circumstances by Griffin and Signature. Upon termination, if such termination occurs under certain specified circumstances, Signature may be required to pay Griffin a termination fee of $20 million. The Merger Agreement also provides that one party may be required to reimburse the other party's transaction expenses, not to exceed $3 million, if the Merger Agreement is terminated under certain circumstances.

Pursuant to the terms of the Merger Agreement, the Company is entitled to appoint a non-voting observer representative (the "Observer") to attend and participate in meetings of Griffin’s board of directors and committees thereof. During the Observer Period (as defined in the Merger Agreement), the Observer will be entitled to all meeting fees and cash compensation as if the Observer were an independent director member of Griffin’s board of directors and each of the committees thereof and will be reimbursed for the reasonable, documented out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Pursuant to the terms of the Merger Agreement, Griffin will enter into a Board Observer and Indemnification Agreement with the Observer, which is attached as Exhibit A to the Merger Agreement.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Board Observer and Indemnification Agreement set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the Board Observer and Indemnification Agreement attached as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

General

The Merger Agreement has been filed herewith to provide investors with information regarding the terms of the Merger, and the other transactions contemplated by the Merger Agreement. The Merger Agreement is not intended to provide any other factual information about Griffin, Signature or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Griffin or Signature in its respective public reports filed with the U.S. Securities and Exchange Commission ("SEC"). The Merger Agreement contains representations and warranties of Griffin and Signature. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement, and are qualified by information in disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Griffin, Signature, and their respective subsidiaries that are included in reports, statements and other filings made with the SEC.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Plan

In order to incentivize continuity of operations leading up to the Effective Time, on November 21, 2014, the Company's board of directors adopted the Retention and Transaction Award Plan (the “Plan”) to establish guidelines for rewarding eligible employees, including the Company’s executive officers, with certain cash retention bonus payments in connection with their continued employment with the Company through the closing of the Merger. Pursuant to the Plan, each participant will be eligible to receive payment of a cash retention bonus in an amount determined in the sole discretion of the compensation committee of the board of directors. The award pool as established by the Plan is up to $2,200,000.

Item 7.01     Regulation FD Disclosure.

Investor Communications

In connection with entry into the Merger Agreement, several investor communications were prepared and are filed herewith.

The Company and Griffin prepared an investor presentation, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. It has also been posted on Signature’s website at http://www.signaturereit.com.

On November 24, 2014, the Company issued a press release announcing, among other things, the entry into the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On or around November 24, 2014, the Company began distributing to its stockholders a stockholder letter announcing, among other things, the Company’s entry into the Merger Agreement. A copy of this letter is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Company prepared a stockholder Q&A concerning the Merger. A copy of this document is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Estimated Value Per Share

The Company previously disclosed that after 18 months had passed without a sale in a public offering of the Company’s common stock, the Company expected to provide an estimated value per share of its common stock based on estimates of the values of the Company’s assets net of its liabilities (a “net asset value”). As the Company’s offering terminated in June 2013, the Company was scheduled to disclose a net asset value per share by December 10, 2014. However, given the valuation analysis performed in connection with the Company’s decision to merge with Griffin, which analysis will be described in the Joint Proxy Statement/Prospectus that will be mailed in the coming months, the Company has not undertaken a separate valuation process for determining a net asset value per share.

Item 8.01    Other Events

Indemnification Agreements

On November 21, 2014, the Company entered into indemnification agreements with Douglas P. Williams, the Executive Vice President, Secretary and Treasurer of the Company, Glen F. Smith, Senior Vice President of the Company, and each of its directors (the “indemnitee”) in order to provide additional clarity with respect to certain procedures relating to the obligations of the Company under its charter (i) to indemnify the Company’s officers and directors, to the maximum extent permitted by Maryland law, against all judgments, penalties, fines and amounts paid in settlement and all expenses actually and reasonably incurred by the indemnitee or on his behalf in connection with certain matters and (ii) to advance reasonable expenses incurred by the indemnitee or on his behalf in connection with such matters to the maximum extent permitted by Maryland law.

The foregoing description of the indemnification agreement is qualified in its entirety by reference to the full text of the form of indemnification agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of Signature and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger or failure to satisfy other conditions to completion of the Merger; (3) the inability to complete the Merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed Merger; (5) the effect of the announcement of the Merger on Griffin’s or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor Griffin guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in Signature’s and Griffin’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that Signature and Griffin will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Signature does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Griffin and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GRIFFIN AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRIFFIN, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing Signature’s website (http://www.signaturereit.com) or by accessing Griffin’s website (http://www. griffincapital.com/griffin-capital-essential-asset-reit). Investors may also read and copy any reports, statements and other information filed by Griffin or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Griffin’s directors and executive officers is available in its proxy statement filed with the SEC by Griffin on April 18, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the Merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the Merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the Merger, the details of those benefits will be described in the Joint Proxy Statement/Prospectus relating to the Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the Merger by reading the Joint Proxy Statement/Prospectus regarding the Merger when it becomes available.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Griffin Capital Essential Asset REIT, Inc., Griffin SAS, LLC and Signature Office REIT, Inc.*
10.1	Form of Indemnification Agreement to be entered with Frank M. Bishop, Harvey E. Tarpley, Stephen J. LaMontagne, Douglas P. Williams and Glen F. Smith
10.2	Retention and Transaction Award Plan Document
99.1	Investor Presentation dated November 24, 2014
99.2	Press Release issued on November 24, 2014
99.3	Stockholder Letter dated November 24, 2014
99.4	Stockholder Q&A dated November 24, 2014
*
Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K, which include the Company Disclosure Letter and the Parent Disclosure Letter (as defined in the Merger Agreement). Signature hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE OFFICE REIT, INC.

Dated: November 24, 2014	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Griffin Capital Essential Asset REIT, Inc., Griffin SAS, LLC and Signature Office REIT, Inc.*
10.1	Form of Indemnification Agreement to be entered with Frank M. Bishop, Harvey E. Tarpley, Stephen J. LaMontagne, Douglas P. Williams and Glen F. Smith
10.2	Retention and Transaction Award Plan Document
99.1	Investor Presentation dated November 24, 2014
99.2	Press Release issued on November 24, 2014
99.3	Stockholder Letter dated November 24, 2014
99.4	Stockholder Q&A dated November 24, 2014
*
Schedules and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K, which include the Company Disclosure Letter and the Parent Disclosure Letter (as defined in the Merger Agreement). Signature hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC.